                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                -------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2000

                          Commission File No. 333-70663

--------------------------------------------------------------------------------
                              Spinrocket.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                      06-1529524
-------------------------------               ---------------------------------
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                       Identification No.)


               29 West 57th Street, 9th Floor, New York, NY 10019
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 583-0300


                                CDbeat.com, Inc.
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

                  The Company hereby incorporates by reference herein the Company's press release dated May 2, 2000 (such press release is filed as Exhibit 99.1 hereto).


Item 7.           Financial Statements and Exhibits.

         (c) Exhibits. The following document is being filed herewith by the Company as an exhibit to this Current Report on Form 8-K:

                  99.1   Press release of the Company dated May 2, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 2, 2000

                                              SPINROCKET.COM, INC.


                                               By: /s/ ROBERT MILLER
                                                   ----------------------------
                                                   President and
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)

Exhibit No.       Exhibits                                             PAGE NO.

99.1              Press release of the Company dated May 2, 2000.         5